UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 7, 2002

                          Elocity Networks Corporation
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                  0-22373                        58-2027283
                  -------                        ----------
         (Commission File Number)     (IRS Employer Identification Number)


                       200 South Washington Blvd., Suite 9
                             Sarasota, Florida 34236
                    (Address of principal executive offices)

                                 (941) 957-1009
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)





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ITEM 5.           OTHER INFORMATION

         Elocity Networks Corporation ("Elocity") has entered into an agreement dated February 6, 2002 wherein Elocity will transfer all of its assets and business to its subsidiary, Cyber Equestrian, Inc. ("Cyber"), in a tax free exchange. Elocity will exchange its existing business for an additional fifteen million (15,000,000) shares of common stock of Cyber. Following the closing of the transaction, Elocity intends to file a Form SB-2 Registration Statement with the Securities and Exchange Commission ("SEC") to register a spin-off of its Cyber shares. The current plan is subject to the Registration Statement clearing SEC comments. Elocity plans to deliver one (1) Cyber share for each share of Elocity owned by its shareholders. The March 15, 2002 record date is subject to change. Only shareholders holding shares on the record date will be entitled to receive Cyber shares upon their distribution by Elocity.

         The Reorganization of Elocity is designed to aid in the retention of additional financing for its current operations and an expected change in Elocity's business.

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2002
                                            Elocity Networks Corporation,
                                            A Delaware Corporation


                                            By: /s/  Thomas Clay
                                               ----------------------
                                            Name:    Thomas Clay
                                            Title:   President














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                                    Exhibit A


                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into this 6th day of February, 2002 (the "Effective Date"), by and between Elocity Networks Corporation, a Delaware corporation ("Elocity") and Cyber Equestrian, Inc., a Nevada Corporation ("Cyber ").

WHEREAS, Cyber desires to purchase from Elocity, all of the Assets and Liabilities and business of Elocity in exchange for fifteen million (15,000,000) shares of restricted common stock of Cyber , (the "Cyber Shares") to be issued to Elocity by Cyber ; and,

WHEREAS, Elocity agrees to deliver all of its assets and liabilities and business to Cyber in exchange for the Cyber Shares, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Purchase and Sale

     On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein, Cyber hereby agrees to purchase the business of Elocity, including all of its assets and liabilities, from Elocity in exchange for fifteen million (15,000,000) shares of the $0.001 par value common stock of Cyber .

2. Closing

     The closing of the purchase and sale contemplated by this Agreement (the "Closing") shall occur not later than February 15,2002 at the offices of Elocity.

3. Private Offering

     A. Private Offering. Elocity and Cyber understand each that the sale and exchange of securities contemplated herein constitutes a private transaction between a willing seller and a willing buyer without the use or reliance upon a broker, distribution or securities underwriter.

     B. Purchase for Investment. Neither Elocity nor Cyber are underwriters of, or dealers in the securities to be sold and exchanged hereunder.

     C. Access to Information. Elocity and Cyber and their advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein.




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4. Representations and Warranties of Cyber and Elocity

     Cyber hereby covenants with and represents and warrants to Elocity that:

     A. Organization. Cyber is a corporation validly existing and in good standing under the laws of Nevada, with the power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly authorized by all requisite corporate action on the part of Cyber . This Agreement has been duly executed and delivered by Cyber and constitutes a binding, and enforceable obligation of Cyber ;

     B. Third Party Consent. No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Cyber in connection with the execution, delivery, or performance of this Agreement or the transfer of the securities, or if required Cyber have or will obtain the same prior to Closing;

     C. Litigation. Cyber is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state or federal government, including but not limited to the United States, or any department, board, body or agency thereof;

     D. Authority. This Agreement has been duly executed by Cyber , and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which Cyber is a party or to which the Consideration is subject.

     Elocity hereby covenants with and represents and warrants to Cyber that:

     E. Organization. Elocity is a corporation validly existing and in good standing under the laws of Delaware, with the power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly authorized by all requisite corporate action on the part of Elocity. This Agreement has been duly executed and delivered by Elocity and constitutes a binding, and enforceable obligation of Elocity;

     F. Third Party Consent. No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Elocity in connection with the execution, delivery, or performance of this Agreement or the transfer of the securities, or if required Elocity have or will obtain the same prior to Closing;

     G. Litigation. Elocity is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state or federal government, including but not limited to the United States, or any department, board, body or agency thereof;

     H. Authority. This Agreement has been duly executed by Elocity, and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which Elocity is a party or to which the Consideration is subject.

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5. Conditions Precedent to C-Closing

     All obligations of each party under this Agreement, and as an inducement to each party to enter into this Agreement, are subject to the other party's covenants and agreement to each of the following:

     A. Acceptance of Documents. All instruments and documents delivered to a party pursuant to this Agreement or reasonably requested by a party to verify the representations and warranties of the other party herein, shall be satisfactory to such party and its legal counsel.

     B. Representations and Warranties. The representations and warranties by each party as set forth in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

     C. No Breach or Default. Each party shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6. Termination

     This Agreement may be terminated at anytime prior to the date of Closing by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which in the judgment of such party giving notice to terminate and based upon the advice of legal counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by March 31, 2002.

7. Miscellaneous

     A. Authority. The officers of Elocity and Cyber executing this Agreement are duly authorized to do so and each party has taken all action required by law or otherwise to properly and legally execute this Agreement.

     B. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

                        To Elocity
                           200 South Washington Blvd., Suite 9
                           Sarasota Florida 34236
                           Telephone:       (941) 957-1009




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                        To Cyber
                           200 South Washington Blvd., Suite 9
                           Sarasota Florida 34236
                           Telephone:       (941) 957-1009

or to any other address which may hereafter be designated by either party by notice given in such manner. All notices shall be deemed to have been given as of the date of receipt.

     C. Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

     D. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

     E. Assignment. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators and successors.

     F. Applicable Law. This Agreement has been negotiated and is being contracted for in the United States, County of Clark, Nevada, it shall be governed by the laws of the United States, County of Clark, Nevada notwithstanding any conflict-of-law provision to the contrary.

     G. Attorney's Fees. If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

     H. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

     I. Counterparts. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

     J. Further Assurances. At any time, and from time to time after the Closing, each party hereto will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the Consideration and Cyber Shares to be transferred

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hereunder, or otherwise to carry out the intent and purposes of this Agreement.

     K. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to Closing, this Agreement may be amended by a writing signed by all parties hereto.

     L. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     M. Facsimile. A facsimile, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.


IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.


Elocity Networks Corporation

By /s/ Thomas Clay
   -----------------------
Name: Thomas Clay
Title: Director


Cyber Equestrian, Inc., a Nevada corporation

By /s/ Thomas Clay
   -----------------------
Name:  Thomas Clay
Title: President

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